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                                                                 Exhibit 10.36.3

                             AMENDMENT NO. 3 TO THE
                          WANGER ASSET MANAGEMENT, LTD.
               PROFIT-SHARING AND SAVINGS PLAN AND TRUST AGREEMENT
               (as Amended and Restated Effective January 1, 1997)

The Wanger Asset Management, Ltd. Profit-Sharing and Savings Plan and Trust Agreement (the "Plan") is hereby amended effective September 29, 2000, as follows:

1. The Cover Page of the Plan is revised to delete the name of the Plan, "WANGER ASSET MANAGEMENT, LTD. PROFIT-SHARING AND SAVINGS PLAN AND TRUST AGREEMENT," and replace the name of the Plan as follows:

      "LIBERTY WANGER ASSET MANAGEMENT, L.P. PROFIT SHARING AND SAVINGS PLAN AND TRUST"

2.    Section 1.3 is deleted in its entirety and replaced to read as follows:

      "Section 1.3. "Board" means the Board of Directors of Liberty Wanger Asset Management, L.P."

3.    Section 1.5 is deleted in its entirety and replaced to read as follows:

      "Section 1.5. "Company" means Liberty Wanger Asset Management, L.P., a Delaware limited partnership. In addition, solely for purposes of Article III and Article VII, the term "Company" also means an organization which is a predecessor of the Company, including Wanger Asset Management, Ltd. And Harris Associates, L.P.

4.    Section 1.16 is deleted in its entirety and replaced to read as follows:

      "Section 1.16. `Plan' means the Liberty Wanger Asset Management, L.P. Profit Sharing and Savings Plan and Trust (formerly known, prior to September 29, 2000, as the Wanger Asset Management Ltd. Profit-Sharing and Savings Plan), as set out in this document and subsequently amended."

5.    Section 1.19 is deleted in its entirety and replaced to read as follows:

      "Section 1.19. "Prior Plan" means the Wanger Asset Management, Ltd. Profit-Sharing and Savings Plan, as established effective March 24, 1992 and as amended through September 29, 2000.

6. The Company desires to memorialize that the Employer Identification Number ("EIN") of the Plan's sponsoring employer will change from 36-3821515 to 36-3820584 and that all government filings, summary plan descriptions, and other documents created to comply with any reporting and disclosure rules under the Code, ERISA or other applicable federal or state laws shall contain the changed EIN, all effective as of September 29, 2000.

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      IN WITNESS WHEREOF, the Company has caused these resolutions and Amendment
#3 to be executed and attested and said Trustees have hereunto set their hands, all on the 22nd day of September, 2000.

                                          WANGER ASSET MANAGEMENT, LTD.


                                          By:
                                              ------------------------------


                                          Its:
                                               -----------------------------
ATTEST:


----------------------------------        -----------------------------------
                                               Bruce H. Lauer, as Trustee


                                          -----------------------------------
                                           Harold D. Lichtenstein, as Trustee


                                          -----------------------------------
                                             Charles P. McQuaid, as Trustee